SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 15, 1999



                            JWGenesis Financial Corp.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


             Florida                      001-14205            65-0811010
  ------------------------------       ---------------     -------------------
 (State or other Jurisdiction of      (Commission File        (IRS Employer
 Incorporation or Organization)            Number)         Identification No.)



           980 North Federal Highway, Suite 210
                          Boca Raton, Florida                    33432
         (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (561) 338-2600


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

Formation of Mvp.com, Inc.
--------------------------

         On August 4, 1999, JWGenesis Financial Corp. (the "Company") announced a joint venture with former NFL star John Elway to form MVP.com, Inc. ("MVP"), an internet business venture intended to create an on-line lifestyle enhancement portal. MVP intends that the portal, which will be located at the Web site mvp.com, will focus on finances, sports, fitness, and lifestyle improvements.

         In connection with the organization of MVP, the Company and an affiliate of Mr. Elway ("JE") entered into a Stockholders Agreement (the "Stockholders Agreement"), dated as of July 15, 1999, pursuant to which each of them agreed to certain arrangements for the management of MVP, restrictions on the transfer of their respective shares in MVP, voting requirements for certain fundamental corporate actions, and other special matters. The Stockholders Agreement also contains certain buy-sell, right of first refusal, and non-competition provisions.

         Currently, JE and the Company each own a 50% interest in MVP, for which each contributed $1,000,000 in start-up capital. The Company intends, however, to convey (at the same effective price paid by the Company) up to 15% of its interest (or up to a 7.5% interest in MVP) to certain of its executive personnel who have been and will be actively involved in the MVP venture, or who are otherwise key personnel in the Company's own operations but do not have an employment agreement to remain with the Company. Each such executive, as a condition to receiving any interest in MVP from the Company, must appoint the Company as proxy with respect to all voting rights of the executive's interest in MVP, and the Company will have the right to repurchase the interest from the executive if the executive's employment with the Company terminates before December 31, 2001, at a price equal to the lesser of the price initially paid by the executive or the fair market value of the interest at the date of termination. The Company will impose transfer restrictions on each executive's interest for the period through December 31, 2001; in addition, each executive will become a party to the Stockholders Agreement and subject to its transfer restrictions.

         The Company and Mr. Elway are leading the process of developing MVP's business plan, and intend to launch the portal for mvp.comsm services in January 2000 in connection with the Super Bowl Championship. MVP requires additional capital to fund its plan, which it intends to raise in part through a private equity offering that will dilute ratably the respective ownership percentages of the Company and the other holders of MVP stock.

         In addition to his ownership interest in MVP, Mr. Elway will serve as its Co-Chairman, along with Marshall T. Leeds, who is Chairman and Chief Executive Officer of the Company. Mr. Elway has stated his intention to commit significant time to the business of MVP, and has entered into a five-year employment agreement with MVP to serve as a corporate spokesman and to grant a non-exclusive license to MVP to use his name, image, and likeness for certain promotional purposes.

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

         Joel E. Marks, the Company's Vice Chairman and Chief Operating Officer, will serve as Chief Operating Officer of MVP to supervise and direct all day-to-day development and operational matters for the foreseeable future. However, it is expected that MVP will hire an outside professional manager with internet and e-commerce experience to fill the position of Chief Executive Officer.

Grant of Options to John Elway as Corporate Spokesman
-----------------------------------------------------

         Also on August 4, 1999, the Company announced that Mr. Elway has entered into a five-year employment agreement (the "Employment Agreement") to serve as a corporate spokesman and consultant for the Company's financial services business. Mr. Elway's compensation for such services consists entirely of options to purchase 450,000 shares of the Company's common stock, at a price of $13.40 per share, which was the market price of the common stock when Mr. Elway indicated his intent to negotiate a binding agreement. The Stock Option Agreement between the Company and Mr. Elway (the "Stock Option Agreement") also grants Mr. Elway certain registration rights with respect to any shares acquired pursuant to the options.

         In addition to requiring personal appearances by Mr. Elway at certain Company functions and promotional events, the Employment Agreement contains non-competition provisions and grants the Company a non-exclusive license to use Mr. Elway's name, image, and likeness for promotional purposes. The license expires on July 15, 2004, or, if Mr. Elway earlier terminates the Employment Agreement, then six months thereafter.

General and Miscellaneous
-------------------------

         Copies of the Stockholders Agreement, the Employment Agreement, and the Stock Option Agreement are included herewith pursuant to Item 7 as Exhibits 10(a), 10(b), and 10(c), respectively. Such Exhibits are incorporated by reference into this Item 5, and the foregoing descriptions thereof are qualified in their entirety by reference to such Exhibits.

         CERTAIN STATEMENTS INCLUDED IN THIS FORM 8-K, INCLUDING WITHOUT LIMITATION STATEMENTS CONTAINING THE WORDS "BELIEVES," "ANTICIPATES," "INTENDS," "EXPECTS" AND WORDS OF SIMILAR IMPORT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING: THE IMPACT OF GENERAL ECONOMIC CONDITIONS ON THE CAPITAL MARKETS; CHANGES IN OR AMENDMENTS TO REGULATORY AUTHORITIES' CAPITAL REQUIREMENTS OR OTHER REGULATIONS APPLICABLE TO THE COMPANY OR ITS SUBSIDIARIES; FLUCTUATIONS IN INTEREST RATES; INCREASED LEVELS OF COMPETITION; AND OTHER FACTORS REFERRED TO IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, UNDER "ITEM 1. BUSINESS - CERTAIN MATTERS REGARDING FORWARD LOOKING STATEMENTS," WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. GIVEN SUCH UNCERTAINTIES, UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ANY SUCH FACTORS OR TO PUBLICLY ANNOUNCE THE RESULTS OF ANY REVISIONS TO ANY OF THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.


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

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  10(a)  Stockholders   Agreement  among  the  Company,  Woody
                         Springs LLC and MVP.com,  Inc.,  dated as of July 15,
                         1999.

                  10(b) Employment Agreement between the Company and John Elway, dated as of July 15, 1999.

                  10(c) Stock  Option  Agreement  between  the Company and John
                        Elway, dated as of July 15, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         JWGENESIS FINANCIAL CORP.



                                         By: /s/ Joel E. Marks
                                             Joel E. Marks
                                             Vice Chairman and Chief Operating
                                             Officer

Dated:  August 12, 1999


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